UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2016 (Date of earliest event reported)
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 26, 2016 (Australian Eastern Daylight Time), REVA Medical, Inc. (the “Company”) filed its Preliminary Final Report on Appendix 4E for the year ended December 31, 2015 (the “Preliminary Final Report”) with the Australian Securities Exchange (the “ASX”). The Preliminary Final Report is prepared in U.S. dollars and in compliance with the requirements of Australian law and the ASX Listing Rules. A copy of the Preliminary Final Report is attached hereto as Exhibit 99.1.

The preliminary results are currently under audit by the Company’s independent auditors, Grant Thornton LLP, with final audited results to be released in the Company’s Form 10-K to be filed with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure

The information included in Item 2.02 above is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit

NumberDescription of Exhibits

   99.1          Preliminary Final Report on Appendix 4E for the year ended December 31, 2015*

* Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall they be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: February 26, 2016	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit

NumberDescription of Exhibits

    99.1         Preliminary Final Report on Appendix 4E for the year ended December 31, 2015